UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2018

Stericycle, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37556	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28161 North Keith Drive

Lake Forest, Illinois 60045

(Address of principal executive offices including zip code)

(847) 367-5910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

☐    Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2018, Stericycle, Inc. (the “Company”) announced that Cindy J. Miller will join the Company on October 1, 2018 to serve as the Company’s President and Chief Operating Officer.

Ms. Miller, age 56, most recently served as President, Global Freight Forwarding at United Parcel Service (“UPS”), a position she held since 2016. From March 2013 to 2016, Ms. Miller served as President, Europe Region, Brussels BE at UPS, which is UPS’s largest business unit outside of the United States. Ms. Miller joined UPS in 1988 as a package car driver and has since served in numerous management roles, including district manager for various U.S. regions and managing director of global districts. Ms. Miller has a Bachelor of Arts in Humanities and Business from Pennsylvania State University and an Executive MBA from the London Business School.

Ms. Miller will participate in the Company’s compensation programs on terms consistent with her position as the President and Chief Operating Officer of the Company.

There are no arrangements or understandings between Ms. Miller and any other persons pursuant to which she was appointed as President and Chief Operating Officer and no family relationships among any of the Company’s directors or executive officers and Ms. Miller.  Ms. Miller has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On September 28, 2018, the Company also announced that Joseph B. Arnold, Executive Vice President and Chief Operating Officer, will be stepping down from those roles effective immediately.  Mr. Arnold will remain employed by the Company in an advisory role for a period of time to assist with transition of his responsibilities and is expected to leave the Company by the end of 2018.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits
99.1	Press Release dated September 28, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 28, 2018	Stericycle, Inc.

By:	/s/ Daniel V. Ginnetti

Daniel V. Ginnetti
Executive Vice President and Chief Financial Officer